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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-145677 on Form S-8 of our report dated March 10, 2008, relating to the consolidated financial statements of HireRight, Inc. and its wholly owned subsidiary, appearing in this Annual Report on Form 10-K of HireRight, Inc. for the year ended December 31, 2007.

/s/ Deloitte & Touche LLP
Costa Mesa, California
March 10, 2008

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM